Exhibit 10.1

AMENDMENT NO. 1 TO THIRD AMENDED
AND RESTATED REVOLVING LOAN AGREEMENT

This AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED REVOLVING LOAN AGREEMENT, dated as of December 20, 2012 (this “Amendment No. 1”), is by and among AvalonBay Communities, Inc., a corporation organized under the laws of the State of Maryland (the “Borrower”), the several lenders signatory hereto, including Goldman Sachs Bank USA, as a new Bank under the Loan Agreement (collectively, the “Banks”), and Bank of America, N.A., as administrative agent for the Banks (in such capacity, the “Administrative Agent”).  Reference is made to that certain Third Amended and Restated Revolving Loan Agreement, dated as of September 29, 2011 (the “Loan Agreement”), by and among the Borrower, the Banks party thereto and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings as set forth in the Loan Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Banks extend the Maturity Date, increase the Total Loan Commitment and make other amendments to the Loan Agreement, and the Banks are willing to make such changes as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO LOAN AGREEMENT.  As of the Amendment Effective Date (as defined in Section 3 hereof), the Loan Agreement is hereby amended as follows:

(a)        The definition of “Accordion Amount” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Accordion Amount” means, at any time, $500,000,000.”

(b)        The definition of “Acquisition Asset” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Acquisition Asset” means any improved real property asset that has been owned by the Borrower, its Consolidated Businesses or any UJV for fewer than eighteen (18) months, unless the Borrower has made a one-time election (by written notice to the Administrative Agent) to no longer treat such asset as an Acquisition Asset for purposes of this Agreement.”

(c)        The definition of “Applicable Margin” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Applicable Margin” means, with respect to Base Rate Loans and LIBOR Loans (and for purposes of determining the Banks’ L/C Fee Rate under Section 2.16(f)),

the respective rates per annum determined at any time, based on the range into which Borrower’s Credit Rating then falls, in accordance with the following table (any change in Borrower’s Credit Rating causing it to move to a different range on the table shall effect an immediate change in the Applicable Margin):

Range of Borrower’s Credit Rating (S&P/Moody’s or other agency equivalent)	Applicable Margin for Base Rate Loans (% per annum)	Applicable Margin for LIBOR Loans (% per annum)
Below BBB- or unrated/ Below Baa3 or unrated	0.725	1.725
BBB-/Baa3	0.40	1.40
BBB/Baa2	0.15	1.15
BBB+/Baa1	0.05	1.05
A-/A3 or higher	0.00	0.95

(d)       The definition of “Capitalization Value” set forth in Section 1.01 of the Loan Agreement is amended by deleting the percentage “6.50%” each time it appears in such definition and substituting the percentage “6.00%” in place thereof.

(e)        The definition of “Facility Fee Rate” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Facility Fee Rate” means the rate per annum determined, at any time, based on Borrower’s Credit Rating in accordance with the following table (any change in Borrower’s Credit Rating causing it to move into a different range on the table shall effect an immediate change in the Facility Fee Rate):

Borrower’s Credit Rating (S&P/Moody’s)	Facility Fee Rate (% per annum)
Below BBB- or unrated/ Below Baa3 or unrated	0.375
BBB-/Baa3	0.30
BBB/Baa2	0.20
BBB+/Baa1	0.15
A-/A3 or higher	0.15

(f)        The definition of “Fee Letter” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Fee Letter” means, collectively, the letter agreements, dated as of July 14, 2011 and December 7, 2012, among the Borrower, JPMC and J.P. Morgan Securities LLC.”

(g)        The definition of “Maturity Date” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Maturity Date” means April 3, 2017, subject to extension in accordance with Section 2.18.”

(h)        The definition of “Supplemental Fee Letter” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Supplemental Fee Letter” means, collectively, the letter agreements, dated as of July 14, 2011 and December 13, 2012, among Borrower, Bank of America and Merrill Lynch, Pierce, Fenner & Smith Incorporated.”

(i)         The definition of “Total Loan Commitment” set forth in Section 1.01 of the Loan Agreement is restated in its entirety to read as follows:

“‘Total Loan Commitment” means an amount equal to the aggregate amount of all Loan Commitments (i.e., $1,300,000,000 after giving effect to Amendment No. 1 to this Agreement dated as of December 20, 2012), as the same may increase pursuant to Section 2.19 or decrease pursuant to Section 2.10.”

(j)         The definition of “Unencumbered Asset Value” set forth in Section 1.01 of the Loan Agreement is amended by deleting the percentage “6.50%” each time it appears in such definition and substituting the percentage “6.00%” in place thereof.

(k)        Section 2.16(b) of the Loan Agreement is amended by deleting the amount “$200,000,000” on the second line thereof and substituting the amount “$400,000,000” in place thereof.

(l)         Section 2.18 of the Loan Agreement is restated in its entirety to read as follows:

“Section 2.18  Extension Of Maturity.  Borrower shall have two options (each, an “Extension Option”) to extend the then applicable Maturity Date for a period of six (6) months per extension (for a total extension of one (1) year).  Subject to the conditions set forth below, Borrower may exercise an Extension Option by delivering a written notice to Administrative Agent (who shall provide such notice, promptly upon receipt, to each of the Banks) not more than ninety (90) days and not less than thirty (30) days prior to the then applicable Maturity Date (a “Notice to Extend”), stating that Borrower has elected to extend the Maturity Date for six (6) months.  Borrower’s delivery of a Notice to Extend shall be irrevocable and Borrower’s right to exercise each Extension Option shall be subject to the following terms and conditions:  (i) there shall exist no Event of Default on both the date Borrower delivers such Notice to Extend to Administrative Agent and on the then applicable scheduled Maturity Date, (ii) Borrower shall have paid to Administrative Agent for the account of each Bank for each extension an extension fee equal to 0.075% of such Bank’s Loan Commitment simultaneously with delivery of such Notice to Extend, (iii) Borrower shall be in compliance with the covenants contained in Articles VII and VIII, as evidenced by a certificate from Borrower of the sort required by paragraph (3) of Section 6.09 (based on financial results for the most recent calendar quarter for which Borrower is required to report financial results) on both the date Borrower delivers such Notice to Extend to Administrative Agent and on the then applicable scheduled Maturity Date, and (iv) the Administrative Agent shall receive a certificate of the Borrower, signed by a duly authorized officer of the Borrower certifying, before and after giving effect to such extension, the representations and warranties set forth in Article V of this Agreement or the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date.

(m)       Section 2.19(a) of the Loan Agreement is amended by (i) deleting the amount “$750,000,000” on the third line thereof and substituting the amount “$1,300,000,000” in place thereof and (ii) deleting the words “thirty-nine (39) months after the Closing Date” on the tenth line thereof and substituting the words “thirty-nine (39) months after the effective date of Amendment No. 1 to this Agreement dated as of December 20, 2012” in place thereof.

(n)        Section 9.01(4) of the Loan Agreement is restated in its entirety to read as follows:

“(4)      If Borrower or any Consolidated Business shall fail (a) to pay any Recourse Debt (i) assumed by the Borrower or such Consolidated Business in connection with the acquisition of the assets and liabilities of Archstone Enterprise LP in an amount equal to or greater than $100,000,000 or (ii) of the Borrower or such Consolidated Business (other than the payment obligations described in paragraph (1) of this Section and assumed obligations referenced in clause (i) of this paragraph) in an amount equal to or greater than $50,000,000, in each case, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) after the expiration of any applicable grace period, or (b) to perform or observe any material term, covenant, or condition under any agreement or instrument relating to any such Debt, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or the lapse of time, or both (other than in cases where, in the judgment of the Required Banks, meaningful discussions likely to result in (i) a waiver or cure of the failure to perform or observe, or (ii) otherwise averting such acceleration are in progress between Borrower and the obligee of such Debt), the maturity of such Debt, or any such Debt shall be declared to be due and payable, or required to be prepaid or repurchased (other than by a regularly scheduled or otherwise required prepayment), prior to the stated maturity thereof; or”.

(o)        Section 12.05 of the Loan Agreement is amended by deleting the words “, or notice to,” on the first line of the second paragraph thereof.

(p)        As of the Amendment Effective Date, the aggregate amount of the Loan Commitments shall be $1,300,000,000.  Schedule 1 to the Loan Agreement is deleted in its entirety and Schedule 1 to this Amendment No. 1 is substituted in place thereof.  On the

Amendment Effective Date, Pro Rata Shares shall be adjusted in accordance with the Loan Commitments set forth on such new Schedule 1 and the outstanding Loans shall be reallocated in accordance with such new Pro Rata Shares.

Goldman Sachs Bank USA hereby agrees to provide a new Loan Commitment in the amount set forth on Schedule 1.  From and after the date hereof, Goldman Sachs Bank USA agrees to become and shall be deemed to be a Bank for all purposes of the Loan Agreement, and each reference to the Banks in the Loan Agreement shall be deemed to include Goldman Sachs Bank USA.  Goldman Sachs Bank USA hereby appoints Bank of America, N.A. as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Loan Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof.

On the Amendment Effective Date, the Commitments of each of RBS Citizens, National Association and Chang Hwa Commercial Bank, Ltd., New York Branch (each, an “Exiting Bank”) shall be reduced to zero and each Exiting Bank shall cease to be a Bank under the Loan Agreement.

Each of the other Banks party hereto confirms the amount of its Loan Commitment as set forth in Schedule 1 attached to this Amendment No. 1.

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Banks and Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to each Bank and Administrative Agent that the following statements are true, correct and complete:

(i)         The execution and delivery of this Amendment No. 1, the Loan Agreement as amended by this Amendment No. 1 (the “Amended Loan Agreement”) and any Notes executed in connection with this Amendment No. 1 (such Notes, together with the Amended Loan Agreement, collectively, the “Amendment Documents”) and the performance of the obligations required to be performed by the Borrower hereunder and thereunder are within the Borrower’s corporate powers, have been authorized by all necessary corporate action, and do not and will not (a) require the consent or approval of its shareholders or such consent or approval has been obtained, (b) contravene either its certificate of incorporation or by-laws, (c) to the best of Borrower’s knowledge, violate any provision of, or require any filing, registration, consent or approval under, any Law (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, (d) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it may be a party or by which it or its properties may be bound or affected except for consents which have been obtained, (e) result in, or require, the creation or imposition of any Lien, upon or with respect to any of its properties now owned or hereafter acquired or (f) to the best of Borrower’s knowledge, cause it to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument; to the best of its knowledge, Borrower is in material compliance with all Laws applicable to it and its properties;

(ii)        each Amendment Document and this Amendment No. 1 has been duly executed and delivered by the Borrower, is in full force and effect as of the Amendment Effective Date and is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally;

(iii)       each of the representations and warranties of the Borrower contained in the Amended Loan Agreement, this Amendment No. 1, and the other Loan Documents are true and correct in all material respects as of the date as of which they were made and are true and correct in all material respects at and as of the date of this Amendment No. 1 (except to the extent that such representations and warranties relate expressly to an earlier date); and

(iv)       no Default or Event of Default exists on the date hereof (before and after giving effect to this Amendment No. 1).

SECTION 3.  CONDITIONS TO EFFECTIVENESS

This Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the “Amendment Effective Date”):

A.  The Borrower, the Administrative Agent, and each of the Banks shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

B.  A Ratable Loan Note for each of the Banks signatory hereto which has requested such Note, a Swing Loan Note for the Administrative Agent, and a Bid Rate Loan Note for the Administrative Agent shall have been duly executed and delivered by the Borrower.

C.  The Administrative Agent shall have received a secretary’s certificate of the Borrower (i) certifying as to its organizational documents, and attaching a good standing certificate from the State of Maryland dated as of a recent date and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.

D.  The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 12.04 of the Loan Agreement), incurred in connection with this Amendment No. 1.

E.  Delivery to the Administrative Agent by Goodwin Procter LLP, as counsel to the Borrower, of an opinion addressed to the Banks and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

F.  Payment by the Borrower of any mutually agreed upon compensation to the Banks, to the Administrative Agent, and to J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as joint lead arrangers, in connection with this Amendment No. 1.

G.  The conditions set forth in Section 4.02 of the Loan Agreement shall have been satisfied as if a Loan were being made on the Amendment Effective Date and the Administrative Agent shall have received a certificate dated the Amendment Effective Date and executed by a duly authorized signatory of the Borrower that such conditions have been satisfied.

H.  Upon satisfaction of the foregoing conditions, the Administrative Agent shall deliver written notice to the Borrower and the Banks of the Amendment Effective Date.

SECTION 4.  MISCELLANEOUS

A.  Reference to and Effect on the Loan Agreement and the Other Loan Documents.

(i)         On and after the effective date of this Amendment No. 1, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Loan Agreement and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Amended Loan Agreement.  This Amendment No. 1 shall constitute a Loan Document for all purposes under the Loan Agreement.

(ii)        Except as specifically amended by this Amendment No. 1, the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)       The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Loan Agreement or any of the other Loan Documents.

B.  Headings.  Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not affect the interpretation or construction of this Amendment No. 1.

C.  Applicable Law.  THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.  Counterparts; Effectiveness.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment No. 1 by signing any such counterpart.  Delivery of an executed counterpart of a signature page of this Amendment No. 1 by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.  This Amendment No. 1 (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower and the Banks and receipt by the Borrower and Administrative Agent of written notification of such execution and authorization of delivery thereof.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

AVALONBAY COMMUNITIES, INC.

By: /s/ Joan M. Lockridge
Name: Joanne M. Lockridge
Title: Senior Vice President

BANK OF AMERICA, N.A. as Bank and as Administrative Agent

By: /s/ Mark E. Dalton
Name: Mark E. Dalton
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Kimberly Turner
Name: Kimberly Turner
Title: Executive Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ James Rolison
Name: James Rolison
Title: Managing Director

By:	/s/ George R. Reynolds
Name: George R. Reynolds
Title: Director

MORGAN STANLEY BANK, N.A.

By:	/s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

WELLS FARGO BANK, N.A.

By:	/s/ Sam Supple
Name: Sam Supple
Title: Senior Vice President

SUNTRUST BANK

By:	/s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Senior Vice President

UBS AG, STAMFORD BRANCH

By:	/s/ Lana Grifas
Name: Lana Grifas
Title: Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

THE BANK OF NEW YORK MELLON

By:	/s/ Carol Murray
Name: Carol Murray
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ William R. Lynch, III
Name: William R. Lynch, III
Title: Senior Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By:	/s/ Charles Stewart
Name: Charles Stewart
Title: Director

BARCLAYS BANK PLC

By:	/s/ Noam Azachi
Name: Noam Azachi
Title: Authorized Signatory

COMPASS BANK

By:	/s/ Dan Killian
Name: Dan Killian
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Glenn A. Page
Name: Glenn A. Page
Title: Senior Vice President

CAPITAL ONE, N.A.

By:	/s/ Frederick H. Denecke
Name: Frederick H. Denecke
Title: Vice President

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Schedule 1

Loan Commitments

Bank	Loan Commitment
JPMorgan Chase Bank, N.A.	$120,000,000
Bank of America, N.A.	$120,000,000
Goldman Sachs Bank USA	$110,000,000
Barclays Bank PLC	$110,000,000
Deutsche Bank Trust Company Americas	$110,000,000
Morgan Stanley Bank	$110,000,000
UBS AG, Stamford Branch	$110,000,000
Wells Fargo Bank, N.A.	$110,000,000
The Bank of New York Mellon	$75,000,000
PNC Bank, National Association	$75,000,000
SunTrust Bank	$75,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$50,000,000
Compass Bank	$50,000,000
Branch Banking and Trust Company	$50,000,000
Capital One, N.A.	$25,000,000
Total:	$1,300,000,000